                                                                  EXHIBIT 10.35

                             SECOND AMENDMENT TO THE
                              AMENDED AND RESTATED
                     LIMITED LIABILITY COMPANY AGREEMENT OF

                               BOSTON WEST, L.L.C.
                      A DELAWARE LIMITED LIABILITY COMPANY

         THIS SECOND AMENDMENT TO THE OPERATING AGREEMENT ("Amendment"), of BOSTON WEST, L.L.C., a Delaware limited liability company ("Company"), is made effective May 30, 1995 ("Effective Date"), and is entered into by and among all of the members of the Company whose names are reflected on the signature pages hereof (the "Members").

         1.0 RECITALS.

                  1.1 CKE RESTAURANTS, INC. and BOSTON PACIFIC, INC. formed the Company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. ss. 18-10, et. seq.) ("the Act"), as amended from time to time by entering into a Limited Liability Company Agreement on March 29, 1995 ("Original Agreement"), and filing a Certificate of Formation of the company with the office of the Secretary of State of the State of Delaware on march 29, 1995.

                  1.2 On April 16, 1996, the Members executed the Amended and Restated Limited Liability Company Agreement ("Amended Agreement"), to append and restate the Original Agreement in its entirety.

                  1.3 On May 15, 1995, the Members executed the First Amendment to the Amended and Restated Limited Liability Company Agreement.

                  1.4 Whereas, the Company has sold additional Class A Units and desires to increase the number of its Managers as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, it is agreed as follows:

         2.0 DEFINITIONS. Any undefined capitalized terms herein shall have the same meaning as those set forth in the Amended Agreement.

         3.0 AMENDMENTS. The following sections of the Amended Agreement are amended to read as follows:

                  3.1 Section 5.3 Voting by Members shall be amended to read as follows:


                           "Only the Class A Members shall have the right to vote, except as otherwise provided by law; provided that in the event the Company is in arrears in distributions to be made pursuant to Section 3.6 by one year (two distributions), the Class B Members, voting as a class, shall be entitled to elect one of the Managers of the Company. This right shall be in addition to any other voting rights.

                                    The voting rights granted above shall be
                           further restricted in that until the earlier of:

                                    (i)     conversion of the Class B
                                    Units into Class A Units,

                                    (ii)    BCI's exercise of its
                                    Conversion Right, or

                                    (iii)   the existence of more than six (6)
                                    Class A Members (excluding Boston Pacific,
                                    Inc., a California corporation ("BPI") and CKE Restaurants, Inc., a California corporation ("CKE"))

                           each Class A Member (excluding BPI and CKE) shall have the right to appoint one (1) Manager regardless of the number of Units owned by the Member (totaling six (6) Managers) and BPI and CKE shall be able to collectively elect the one (1) remaining Manager. However, in the event the Company is in arrears in distributions to be made pursuant to Section 3.6 by one (1) year (two (2) distributions) the Class A Members (excluding BPI and CKE) shall have the right to elect a total of five (5) Managers (with each Member voting having one (1) vote for each Class A Unit held by such Member), BPI and CKE shall be able to collectively elect one (1) Manager, and the Class B Members shall be entitled to elect the one (1) remaining Manager. After the occurrence of any of the events noted in (i), (ii), or (iii) above and for all other voting purposes, each Class A Member shall have one (1) vote for each Class A Unit held by such Member."

                  3.2 Section 6.2 Number, Tenure and Qualifications of Managers shall be amended to read as follows:

                           Until the earlier of:

                                    (i)     conversion of the Class B
                                    Units into Class A Units, or

                                    (ii)    BCI's exercise of its
                                    Conversion Right,

                           the Management Committee shall be comprised of seven
                           (7) managers (the "Managers"); provided however that after the occurrence of either of the events noted in
                           (i) or (ii) above, the Management Committee shall be comprised of six (6) Managers. The Managers shall be selected in the manner set forth in Section 6.6. The names and addresses of the initial individuals selected to serve as the Managers are set forth on
                           Schedule 5 hereto. The number of Managers comprising the Management Committee may be amended from time to time by the vote or written consent of Members holding at least two-thirds (2/3) of the Class A Units, provided, that from and at all time after the time that the number of Class Units owned by BCI and its successors and assignees (the "BCI Units") constitutes at least a majority of the then outstanding Class A Units (the "BCI Effective Time"), the number of Managers shall be fixed by the Holders of a Majority of the BCI Units. Each Manager shall hold office until the next annual meeting of the Members or until a successor shall have been elected and qualified. Managers need not be residents of the State of Delaware or Members of the Company. No Manager of the Company may, at the same time, serve as an officer or director of CKE Restaurants, Inc., provided that from time to time one (1), but only one
                           (1), Manager may also be an officer or director of CKE Restaurants, Inc.

                  3.3 Subsection (c) of Section 6.6 shall be deleted in it entirety.

         4.0 RATIFICATION. In all other respects, the Amended Agreement is ratified and confirmed in its entirety.

         5.0 COOPERATION. The Members agree to cooperate with the Managers in connection with any of the matters set forth in this Amendment, including executing any documents as may reasonably be requested for the purpose of giving effect to, evidencing, or giving notice of the items set forth in this Amendment.

         6.0 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         7.0 COUNTERPARTS. Any number of counterparts of this Amendment may be executed. Each counterpart will be deemed to be an original instrument, and all counterparts taken together will constitute one agreement.

         8.0 GOVERNING LAW. This Amendment will be governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws of that state.

         IN WITNESS WHEREOF, the parties hereto have subscribed to this Amendment as of the Effective Date.

                                   MEMBERS

                                   CLASS A MEMBERS:

                                   BOSTON PACIFIC, INC.,
                                   a California corporation

                                   By: /s/  Robin D. Downing
                                       --------------------------------
                                           ROBIN DOWNING
                                   Its:    Chief Financial Officer

                                   CKE RESTAURANTS, INC.,
                                   a California corporation

                                   By: /s/  Joseph N. Stein
                                       --------------------------------
                                           JOSEPH STEIN
                                   Its:    Chief Financial Officer

                                   /s/  Gregory G. Brightman
                                   ------------------------------------
                                   GREGORY G. BRIGHTMAN

                                   /s/  Hollis Gieger, Jr.
                                   ------------------------------------
                                   HOLLIS GIEGER, JR.

                                   /s/  Donald William Manuel
                                   ------------------------------------
                                   DONALD WILLIAM MANUEL

                         [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

                                EDGEMON PROPERTIES,
                                an Alabama sole proprietorship

                                By /s/  James H. Edgemon
                                   -------------------------------
                                        JAMES H. EDGEMON
                                Its:    President

                                /s/  J. Thomas Talbot
                                   -------------------------------
                                J. THOMAS TALBOT

                                /s/ S. Kent Stewart
                                ----------------------------------
                                S. KENT STEWART

                                CLASS B. MEMBERS:

                                BOSTON PACIFIC, INC.,
                                a California corporation

                                By: /s/  Robin D. Downing
                                ----------------------------------
                                        ROBIN DOWNING
                                Its:    Chief Financial Officer